XRG, INC.
                            STOCK PURCHASE AGREEMENT
                            ------------------------

         1. General. This Stock Purchase Agreement (the "Agreement") is dated as of __________________, 2003, and sets forth the terms under which the undersigned investor, ____________________________________ (the "Investor"),
will acquire ________ shares of the common stock ("Shares") of XRG, INC., a Delaware (the "Company"), for an aggregate purchase price of $ _________ and other valuable consideration.

         2. Acceptance of Agreement. The Company's acceptance of this Stock Purchase Agreement shall be indicated by the execution hereof by an officer of the Company.

         3. Investor's Representations, Warranties and Covenants. The Investor represents, warrants and covenants to the Company as follows:

                  a. He is making this investment for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

                  c. He does not have an overall commitment to investments that are not readily marketable, including this and other similar investments, disproportionate to his net worth or gross income.

                  d. He understands that the offer and sale of the underlying Shares is being made in conjunction with the Company's private placement memorandum dated December 1, 2002, and that he has read or reviewed and is familiar with this Stock Purchase Agreement.


                  e. HE UNDERSTANDS THAT CURRENTLY THE SHARES ARE A SPECULATIVE INVESTMENT, WHICH INVOLVE A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT. THERE IS NO ASSURANCE THAT THE RISKS SET FORTH IN THIS AGREEMENT ARE THE MOST SIGNIFICANT WHICH AN INVESTOR SHOULD CONSIDER.


                  f. HE UNDERSTANDS THAT THERE MAY BE NO MARKET FOR THE UNDERLYING SHARES AND THAT ONE MAY NEVER DEVELOP. THE INVESTOR MAY HAVE TO HOLD THE SHARES INDEFINITELY AND POSSIBLY MAY NOT BE ABLE TO LIQUIDATE HIS INVESTMENT OR TRANSFER ANY SHARES WITHOUT POTENTIAL ADVERSE FINANCIAL CONSEQUENCES. THEREFORE, THE SHARES SHOULD NOT BE PURCHASED UNLESS THE INVESTOR HAS LIQUID ASSETS SUFFICIENT TO ASSURE THAT SUCH PURCHASE WILL CAUSE NO UNDUE FINANCIAL DIFFICULTIES AND UNLESS THE INVESTOR CAN OTHERWISE PROVIDE FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES.

                  g. He understands the underlying Shares have not been registered under the securities Act of 1933 or under any state securities laws on the grounds that the issuance and sale of the Shares to the Investor is exempt as not involving a public offering. He further acknowledges his understanding that the Company's reliance on such exemption is, in part, based upon the representations, warranties and covenants of the Investor set forth herein.

                  h. HE UNDERSTANDS THAT UPON NOTICE OF A REGISTRATION OF THE COMMON STOCK BY THE COMPANY, THE COMPANY WILL REGISTER HIS SHARES IN ITS FIRST REGISTRATION STATEMENT.

                  i. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Stock Purchase Agreement, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, he will immediately provide the Company with such information.

                  j. If he is executing this Stock Purchase Agreement on behalf of a corporation, partnership, trust or other entity, he has been duly authorized by such entity to execute this Agreement and all other instruments in connection with the purchase of the Shares, his signature is binding upon such corporation, partnership, trust or other entity and he represents and warrants that such corporation, partnership, trust or other entity was not organized for the purpose of acquiring the Shares subscribed for pursuant to this Agreement and that the acquisition of the Shares is an authorized investment of the corporation, partnership, trust or other entity.

                  k. This Stock Purchase Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

         4. Company's Representations and Warranties. The Company hereby represents and warrants as follows:

                         a. (i) It is duly  organized,  validly  existing and in
good standing under the laws of Delaware;

                           (ii) the Company has all requisite power and
authority to sell the Shares as provided herein;

                          (iii) such sale will not result in any violation of
or conflict with any term of its charter or bylaws or any other organizational document or instrument by which it is bound or any law or regulation applicable to it;

                           (iv) such sale has been duly authorized by all
necessary action on its behalf; and

                            (v) this Agreement has been duly executed and
delivered on its behalf and constitutes its legal, valid and binding agreement;

                  b. All written information which it has provided to Investor concerning itself, including all information contained herein, is correct and complete in all material respects as of the date set forth at the end hereof and may be relied upon, and if there should be any material change in such information prior to this agreement being accepted, it will immediately provide Investor with notice of such change; and

                  c. It is not a party to any litigation nor, to its knowledge, has any third party made any claim or demand on it, which ultimately might lead, to litigation against it.

         5. Responsibility and Indemnification. The Company will exercise its best judgment in the conduct of all matters arising under this Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Agreement.

         6. Company Solely Responsible for Disclosure; No Independent Review or Opinions. The Company has assumed sole responsibility for compliance with the disclosure requirements in connection with this agreement No law firm, accounting firm, securities broker/dealer or other third party has conducted any due diligence review of the Company and its business and affairs or any disclosures with respect thereto, written or oral, made by the Company or others. Notwithstanding the preparation of any documents or agreements related to the Company or this investment, the Company's law firm has not rendered any legal opinions concerning any aspect of the Company's business and affairs, including but not limited to, the validity or enforceability of any contracts, agreements, obligations or security interests related to an investment in the Company. By execution of this Stock Purchase Agreement, the undersigned acknowledges that the Company is solely responsible for all disclosures to potential Investors concerning the Company and its business and affairs and that no legal opinions have been rendered by the Company's law firm as described above.

         7. Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the delivery of and the payment for, the underlying Shares.

         8. Notices. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed, in the case of the Company, to 5301 Cypress St., Suite 111, Tampa FL 33607, and in the case of the Investor, to the address set forth in this Agreement or otherwise appearing on the books of the Company or his residence or to such other address as may be designated by him in writing.

         9. Miscellaneous. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Agreement relating to, or arising out of, this Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

         10. Stock Purchase Amount and Payments. Investor hereby subscribes for the right to purchase __________ Shares for a total purchase price of $_______ and other valuable consideration.

         11. THE UNDERSIGNED HEREBY REPRESENTS THAT HE HAS READ THIS ENTIRE AGREEMENT AND THE RELATED DOCUMENTS.

         12. Documents Incorporated by Reference. By execution of this Stock Purchase Agreement, the Investor acknowledges that he has been provided with a copy of the Company's business plan.



         IN WITNESS WHEREOF, the undersigned has executed this Stock Purchase Agreement this ____ day of __________, 2003.

                                  X__________________________________

                                  Print Name: _______________________

                          TYPE OF OWNERSHIP (Check One)
                          ----------------------------

___  INDIVIDUAL OWNERSHIP             ___  COMMUNITY PROPERTY (one
       (One Signature Required)            signature required if interest in one
                                           name, two signatures required if
                                           interest held in both names)

___  JOINT TENANTS WITH RIGHT         ___  TENANTS IN COMMON (both or
      OF SURVIVORSHIP (both parties        all
      must sign)                           parties must sign)

___  PARTNERSHIP (please include a    ___  Grantor Trust
      copy of the partnership agreement
      authorizing signature)

___  CORPORATION (please include      ___  CUSTODIAN
      certified corporate resolution
      authorizing signature)

___  PROFIT SHARING PLAN              ___  PENSION PLAN

___  IRA                              ___  KEOGH


WITNESSES:

------------------------------              -----------------------------------
                                            Investor Signature

--------------------------------            -----------------------------------
                                            Print Name

                                            Social Security Number_____________

                                            -----------------------------------
                                            Street Address

                                            -----------------------------------
                                            City, State and Zip

If additional signatures are required:

WITNESSES:

--------------------------------            ----------------------------------
                                            Investor Signature

--------------------------------            ----------------------------------
                                            Print Name

                                            Social Security Number ___________

                                            -----------------------------------
                                            Street Address

                                            -----------------------------------
                                            City, State and Zip

AGREEMENT ACCEPTED:

XRG, INC.

By:
   -----------------------------------------

Title:
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